Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
December 31, 2017

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures.  Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes.  The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources.  The FTE basis assumes a federal statutory tax rate of 35 percent.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets, and

•	Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics(1)
(Unaudited)

	Three Months Ended
	December 31,	September 30,	December 31,	Percent Changes vs.
(amounts in millions, except per share amounts)	2017	2017	2016	3Q17	4Q16
Net interest income(3)	$782	$771	$748	1%	5%
FTE adjustment	(12)	(13)	(13)	8	8
Net interest income	770	758	735	2	5
Provision for credit losses	65	43	75	51	(13)
Noninterest income	340	330	334	3	2
Noninterest expense	633	680	681	(7)	(7)
Income before income taxes	412	365	313	13	32
Provision for income taxes	(20)	90	74	(122)	(127)
Net income	432	275	239	57	81
Dividends on preferred shares	19	19	19	—	—
Net income applicable to common shares	$413	$256	$220	61%	88%

Net income per common share - diluted	$0.37	$0.23	$0.20	61%	85%
Cash dividends declared per common share	0.11	0.08	0.08	38	38
Tangible book value per common share at end of period	6.97	6.85	6.43	2	8
Number of common shares repurchased (000)	9,785	9,645	—	1	100
Average common shares - basic	1,077,397	1,086,038	1,085,253	(1)	(1)
Average common shares - diluted	1,130,117	1,106,491	1,104,358	2	2
Ending common shares outstanding	1,072,027	1,080,946	1,085,689	(1)	(1)
Return on average assets	1.67%	1.08%	0.95%
Return on average common shareholders’ equity	17.0	10.5	9.4
Return on average tangible common shareholders’ equity(2)	22.7	14.1	12.9
Net interest margin(3)	3.30	3.29	3.25
Efficiency ratio(4)	54.9	60.5	61.6
Effective tax rate	(4.8)	24.7	23.6
Average total assets	$102,302	$101,290	$100,367	1	2
Average earning assets	93,937	92,849	91,463	1	3
Average loans and leases	68,940	68,276	66,405	1	4
Average loans and leases - linked quarter annualized growth rate	3.9%	5.5%	37.4%
Average total deposits	$77,737	$77,544	$76,886	—	1
Average core deposits(5)	73,946	73,549	72,070	1	3
Average core deposits - linked quarter annualized growth rate	2.2%	7.0%	64.8%
Average shareholders’ equity	$10,677	$10,745	$10,426	(1)	2
Average common total shareholders' equity	9,606	9,674	9,355	(1)	3
Average tangible common shareholders' equity	7,383	7,443	7,080	(1)	4
Total assets at end of period	104,185	101,988	99,714	2	4
Total shareholders’ equity at end of period	10,814	10,699	10,308	1	5

NCOs as a % of average loans and leases	0.24%	0.25%	0.26%
NAL ratio	0.50	0.49	0.63
NPA ratio(6)	0.55	0.56	0.72
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	0.99	0.98	0.95
ALLL plus allowance for unfunded loan commitments and letters of credit (ACL) as a % of total loans and leases at the end of period	1.11	1.10	1.10
ACL as a % of NALs	223	223	174
ACL as a % of NPAs	200	195	153
Common equity tier 1 risk-based capital ratio(7)	9.89	9.94	9.56
Tangible common equity / tangible asset ratio(8)	7.34	7.42	7.16
See Notes to the Annual and Quarterly Key Statistics.

Huntington Bancshares Incorporated
Annual Key Statistics(1)
(Unaudited)

	Year Ended December 31,		Change
(amounts in millions, except per share amounts)	2017	2016	Amount	Percent
Net interest income(3)	$3,052	$2,412	$640	27%
FTE adjustment	(50)	(43)	(7)	(16)
Net interest income	3,002	2,369	633	27
Provision for credit losses	201	191	10	5
Noninterest income	1,307	1,150	157	14
Noninterest expense	2,714	2,408	306	13
Income before income taxes	1,394	920	474	52
Provision for income taxes	208	208	—	—
Net Income	1,186	712	474	67
Dividends on preferred shares	76	65	11	17
Net income applicable to common shares	$1,110	$647	$463	72%

Net income per common share - diluted	$1.00	$0.70	$0.30	43%
Cash dividends declared per common share	0.35	0.29	0.06	21

Average common shares - basic (000)	1,084,686	904,438	180,248	20
Average common shares - diluted	1,136,186	918,790	217,396	24

Return on average assets	1.17%	0.86%
Return on average common shareholders’ equity	11.6	8.6
Return on average tangible common shareholders’ equity(2)	15.7	10.7
Net interest margin(3)	3.30	3.16
Efficiency ratio(4)	60.9	66.8
Effective tax rate	14.9	22.6

Average total assets	$101,021	$83,054	$17,967	22
Average earning assets	92,423	76,362	16,061	21
Average loans and leases	67,891	57,454	10,437	18
Average total deposits	76,950	63,491	13,459	21
Average core deposits(5)	72,830	59,380	13,450	23
Average shareholders’ equity	10,611	8,391	2,220	26
Average common total shareholders' equity	9,539	7,535	2,004	27
Average tangible common shareholders' equity	7,304	6,242	1,062	17

NCOs as a % of average loans and leases	0.23%	0.19%
NAL ratio	0.50	0.63
NPA ratio(6)	0.55	0.72
See Notes to the Annual and Quarterly Key Statistics.

Key Statistics Footnotes

(1)	Comparisons for all presented periods are impacted by a number of factors. Refer to Significant Items.

(2)
Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(4)	Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

(5)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.

(6)	NPAs include other real estate owned.

(7)	December 31, 2017, figures are estimated.

(8)
Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate at December 31, 2017 and a 35% tax rate for periods prior to December 31, 2017.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	December 31,	December 31,
(dollar amounts in millions, except number of shares)	2017	2016	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,520	$1,385	10%
Interest-bearing deposits in banks	47	58	(19)
Trading account securities	86	133	(35)
Available-for-sale and other securities	15,469	15,563	(1)
Held-to-maturity securities	9,091	7,807	16
Loans held for sale	488	513	(5)
Loans and leases(1)	70,117	66,962	5
Allowance for loan and lease losses	(691)	(638)	(8)
Net loans and leases	69,426	66,324	5
Bank owned life insurance	2,466	2,432	1
Premises and equipment	864	816	6
Goodwill	1,993	1,993	—
Other intangible assets	346	402	(14)
Servicing rights	238	226	5
Accrued income and other assets	2,151	2,062	4
Total assets	$104,185	$99,714	4%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$77,041	$75,608	2%
Short-term borrowings	5,056	3,693	37
Long-term debt	9,206	8,309	11
Accrued expenses and other liabilities	2,068	1,796	15
Total liabilities	93,371	89,406	4

Shareholders' equity
Preferred stock	1,071	1,071	—
Common stock	11	11	—
Capital surplus	9,707	9,881	(2)
Less treasury shares, at cost	(35)	(27)	(30)
Accumulated other comprehensive loss	(435)	(401)	(8)
Retained (deficit) earnings	495	(227)	318
Total shareholders’ equity	10,814	10,308	5
Total liabilities and shareholders’ equity	$104,185	$99,714	4%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000
Common shares issued	1,075,294,946	1,088,641,251
Common shares outstanding	1,072,026,681	1,085,688,538
Treasury shares outstanding	3,268,265	2,952,713
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares issued	2,702,571	2,702,571
Preferred shares outstanding	1,098,006	1,098,006

(1)	See page 5 for detail of loans and leases.

(2)	See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2017		2017		2017		2017		2016
Ending Balances by Type:
Total loans
Commercial:
Commercial and industrial	$28,107	40%	$27,469	40%	$27,969	41%	$28,176	42%	$28,059	42%
Commercial real estate:
Construction	1,217	2	1,182	2	1,145	2	1,107	2	1,446	2
Commercial	6,008	9	6,024	9	6,000	9	5,986	9	5,855	9
Commercial real estate	7,225	11	7,206	11	7,145	11	7,093	11	7,301	11
Total commercial	35,332	51	34,675	51	35,114	52	35,269	53	35,360	53
Consumer:
Automobile	12,100	17	11,876	17	11,555	17	11,155	17	10,969	16
Home equity	10,099	14	9,985	15	9,966	15	9,974	15	10,106	15
Residential mortgage	9,026	13	8,616	13	8,237	12	7,829	12	7,725	12
RV and marine finance	2,438	3	2,371	3	2,178	3	1,935	2	1,846	3
Other consumer	1,122	2	1,064	1	1,009	1	936	1	956	1
Total consumer	34,785	49	33,912	49	32,945	48	31,829	47	31,602	47
Total loans and leases	$70,117	100%	$68,587	100%	$68,059	100%	$67,098	100%	$66,962	100%

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2017		2017		2017		2017		2016
Ending Balances by Business Segment:
Consumer and Business Banking	$21,379	31%	$20,921	31%	$20,663	31%	$20,378	30%	$20,433	31%
Commercial Banking and Commercial Real Estate (1)	25,767	37	25,297	37	25,400	37	25,384	38	25,706	38
Vehicle Finance	17,818	25	17,363	25	17,040	25	16,512	25	16,109	24
RBHPCG	5,145	7	5,012	7	4,888	7	4,690	7	4,610	7
Treasury / Other	8	—	(6)	—	68	—	134	—	104	—
Total loans and leases	$70,117	100%	$68,587	100%	$68,059	100%	$67,098	100%	$66,962	100%

Average Balances by Business Segment:
Consumer and Business Banking	$21,096	31%	$20,769	31%	$20,525	31%	$20,433	31%	$20,420	31%
Commercial Banking and Commercial Real Estate (1)	25,208	37	25,209	37	25,198	37	25,585	38	25,373	38
Vehicle Finance	17,497	25	17,242	25	16,751	25	16,237	24	15,916	24
RBHPCG	5,071	7	4,937	7	4,758	7	4,640	7	4,572	7
Treasury / Other	68	—	119	—	113	—	86	—	124	—
Total loans and leases	$68,940	100%	$68,276	100%	$67,345	100%	$66,981	100%	$66,405	100%

(1)
We announced a change within our executive leadership team, which became effective during the 2017 fourth quarter. As a result, the Commercial Real Estate operating unit is now included as an operating unit within the Commercial Banking and Commercial Real Estate segment.

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2017		2017		2017		2017		2016

Ending Balances by Type:
Demand deposits - noninterest-bearing	$21,546	28%	$22,225	28%	$21,420	28%	$21,489	28%	$22,836	30%
Demand deposits - interest-bearing	18,001	23	18,343	23	17,113	23	18,618	24	15,676	21
Money market deposits	20,690	27	20,553	26	19,423	26	18,664	24	18,407	24
Savings and other domestic deposits	11,270	15	11,441	15	11,758	15	12,043	16	11,975	16
Core certificates of deposit	1,934	3	2,009	3	2,088	3	2,188	3	2,535	3
Total core deposits	73,441	96	74,571	95	71,802	95	73,002	95	71,429	94
Other domestic deposits of $250,000 or more	239	—	418	1	441	1	524	1	395	1
Brokered deposits and negotiable CDs	3,361	4	3,456	4	3,690	4	3,897	4	3,784	5
Deposits in foreign offices	—	—	—	—	—	—	—	—	—	—
Total deposits	$77,041	100%	$78,445	100%	$75,933	100%	$77,423	100%	$75,608	100%
Total core deposits:
Commercial	$34,273	47%	$35,516	48%	$32,201	45%	$32,963	45%	$31,887	45%
Consumer	39,168	53	39,055	52	39,601	55	40,039	55	39,542	55
Total core deposits	$73,441	100%	$74,571	100%	$71,802	100%	$73,002	100%	$71,429	100%

Ending Balances by Business Segment:
Consumer and Business Banking	$45,643	59%	$45,694	58%	$45,972	61%	$46,153	60%	$45,356	60%
Commercial Banking and Commercial Real Estate (1)	21,235	28	22,529	29	19,481	26	20,613	27	19,597	26
Vehicle Finance	358	—	319	—	330	—	319	—	349	—
RBHPCG	6,057	8	5,944	8	5,883	8	5,982	8	6,214	8
Treasury / Other(2)	3,748	5	3,959	5	4,267	5	4,356	5	4,092	6
Total deposits	$77,041	100%	$78,445	100%	$75,933	100%	$77,423	100%	$75,608	100%

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2017		2017		2017		2017		2016
Average Balances by Business Segment:
Consumer and Business Banking	$45,625	59%	$45,511	59%	$45,704	60%	$45,215	59%	$45,564	60%
Commercial Banking and Commercial Real Estate (1)	22,118	28	21,834	28	20,267	26	20,215	27	20,250	26
Vehicle Finance	323	—	300	—	301	—	317	—	315	—
RBHPCG	5,851	8	5,826	8	5,937	8	5,918	8	6,084	8
Treasury / Other(2)	3,820	5	4,073	5	4,344	6	4,274	6	4,673	6
Total deposits	$77,737	100%	$77,544	100%	$76,553	100%	$75,939	100%	$76,886	100%

(1)
We announced a change within our executive leadership team, which became effective during the 2017 fourth quarter. As a result, the Commercial Real Estate operating unit is now included as an operating unit within the Commercial Banking and Commercial Real Estate segment.

(2)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (2)
	December 31,	September 30,	June 30,	March 31,	December 31,	Percent Changes vs.
(dollar amounts in millions)	2017	2017	2017	2017	2016	3Q17	4Q16
Assets
Interest-bearing deposits in banks	$90	$102	$102	$100	$110	(12)	(18)
Securities:
Trading account securities	87	92	91	137	139	(5)	(37)
Available-for-sale and other securities:
Taxable	11,751	12,276	13,135	12,801	13,734	(4)	(14)
Tax-exempt	3,405	3,161	3,104	3,049	3,136	8	9
Total available-for-sale and other securities	15,156	15,437	16,239	15,850	16,870	(2)	(10)
Held-to-maturity securities - taxable	9,066	8,264	7,426	7,656	5,432	10	67
Total securities	24,309	23,793	23,756	23,643	22,441	2	8
Loans held for sale	598	678	525	415	2,507	(12)	(76)
Loans and leases:(1)
Commercial:
Commercial and industrial	27,445	27,643	27,992	27,923	27,727	(1)	(1)
Commercial real estate:
Construction	1,199	1,152	1,130	1,314	1,413	4	(15)
Commercial	5,997	6,064	5,940	6,039	5,805	(1)	3
Commercial real estate	7,196	7,216	7,070	7,353	7,218	—	—
Total commercial	34,641	34,859	35,062	35,276	34,945	(1)	(1)
Consumer:
Automobile	11,963	11,713	11,324	11,063	10,866	2	10
Home equity	10,027	9,960	9,958	10,072	10,101	1	(1)
Residential mortgage	8,809	8,402	7,979	7,777	7,690	5	15
RV and marine finance	2,405	2,296	2,039	1,874	1,844	5	30
Other consumer	1,095	1,046	983	919	959	5	14
Total consumer	34,299	33,417	32,283	31,705	31,460	3	9
Total loans and leases	68,940	68,276	67,345	66,981	66,405	1	4
Allowance for loan and lease losses	(688)	(672)	(672)	(636)	(614)	2	12
Net loans and leases	68,252	67,604	66,673	66,345	65,791	1	4
Total earning assets	93,937	92,849	91,728	91,139	91,463	1	3
Cash and due from banks	1,226	1,299	1,287	2,011	1,538	(6)	(20)
Intangible assets	2,346	2,359	2,373	2,387	2,421	(1)	(3)
All other assets	5,481	5,455	5,405	5,442	5,559	—	(1)
Total assets	$102,302	$101,290	$100,121	$100,343	$100,367	1%	2%
Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$21,745	$21,723	$21,599	$21,730	$23,250	—%	(6)%
Demand deposits - interest-bearing	18,175	17,878	17,445	16,805	15,294	2	19
Total demand deposits	39,920	39,601	39,044	38,535	38,544	1	4
Money market deposits	20,731	20,314	19,212	18,653	18,618	2	11
Savings and other domestic deposits	11,348	11,590	11,889	11,970	12,272	(2)	(8)
Core certificates of deposit	1,947	2,044	2,146	2,342	2,636	(5)	(26)
Total core deposits	73,946	73,549	72,291	71,500	72,070	1	3
Other domestic deposits of $250,000 or more	400	432	479	470	391	(7)	2
Brokered deposits and negotiable CDs	3,391	3,563	3,783	3,969	4,273	(5)	(21)
Deposits in foreign offices	—	—	—	—	152	—	(100)
Total deposits	77,737	77,544	76,553	75,939	76,886	—	1
Short-term borrowings	2,837	2,391	2,687	3,792	2,628	19	8
Long-term debt	9,232	8,949	8,730	8,529	8,594	3	7
Total interest-bearing liabilities	68,061	67,161	66,371	66,530	64,858	1	5
All other liabilities	1,819	1,661	1,557	1,661	1,833	10	(1)
Shareholders’ equity	10,677	10,745	10,594	10,422	10,426	(1)	2
Total liabilities and shareholders’ equity	$102,302	$101,290	$100,121	$100,343	$100,367	1%	2%

(1)	Includes nonaccrual loans.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense(1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2017	2017	2017	2017	2016
Assets
Interest-bearing deposits in banks	$1	$—	$1	$—	$—
Securities:
Trading account securities	—	—	—	—	—
Available-for-sale and other securities:
Taxable	75	74	78	76	84
Tax-exempt	31	29	29	29	28
Total available-for-sale and other securities	106	103	107	105	112
Held-to-maturity securities - taxable	55	49	44	45	33
Total securities	161	152	151	150	145
Loans held for sale	5	7	5	4	19
Loans and leases:
Commercial:
Commercial and industrial	292	286	286	278	272
Commercial real estate:
Construction	14	13	12	13	13
Commercial	61	63	60	56	53
Commercial real estate	75	76	72	69	66
Total commercial	367	362	358	347	338
Consumer:
Automobile	109	106	100	97	97
Home equity	119	119	114	111	108
Residential mortgage	80	77	73	71	69
RV and marine finance	32	32	28	26	26
Other consumer	32	31	28	27	26
Total consumer	372	365	343	332	326
Total loans and leases	739	727	701	679	664
Total earning assets	$906	$886	$858	$833	$828

Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits - interest-bearing	13	10	9	6	4
Total demand deposits	13	10	9	6	4
Money market deposits	20	19	15	12	11
Savings and other domestic deposits	5	6	6	7	8
Core certificates of deposit	4	4	3	2	2
Total core deposits	42	39	33	27	25
Other domestic deposits of $250,000 or more	—	1	—	1	—
Brokered deposits and negotiable CDs	11	10	9	7	5
Deposits in foreign offices	—	—	—	—	—
Total deposits	53	50	42	35	30
Short-term borrowings	8	6	5	6	3
Long-term debt	63	59	54	50	47
Total interest bearing liabilities	124	115	101	91	80
Net interest income	$782	$771	$757	$742	$748

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 10 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates(2)
	December 31,	September 30,	June 30,	March 31,	December 31,
Fully-taxable equivalent basis(1)	2017	2017	2017	2017	2016
Assets
Interest-bearing deposits in banks	1.92%	1.77%	1.53%	1.09%	0.64%
Securities:
Trading account securities	0.21	0.16	0.25	0.11	0.18
Available-for-sale and other securities:
Taxable	2.52	2.42	2.38	2.38	2.43
Tax-exempt	3.76	3.62	3.71	3.77	3.60
Total available-for-sale and other securities	2.80	2.67	2.64	2.65	2.65
Held-to-maturity securities - taxable	2.41	2.36	2.38	2.36	2.43
Total securities	2.64	2.55	2.55	2.54	2.58
Loans held for sale	3.68	3.83	3.73	3.82	2.95
Loans and leases:(3)
Commercial:
Commercial and industrial	4.17	4.05	4.04	3.98	3.83
Commercial real estate:
Construction	4.47	4.55	4.26	3.95	3.65
Commercial	4.03	4.08	3.97	3.69	3.54
Commercial real estate	4.10	4.16	4.02	3.74	3.56
Total commercial	4.15	4.07	4.04	3.93	3.78
Consumer:
Automobile	3.61	3.60	3.55	3.55	3.57
Home equity	4.71	4.72	4.61	4.45	4.24
Residential mortgage	3.66	3.65	3.66	3.63	3.58
RV and marine finance	5.25	5.43	5.57	5.63	5.64
Other consumer	11.53	11.59	11.47	12.05	10.91
Total consumer	4.31	4.32	4.27	4.23	4.13
Total loans and leases	4.23	4.20	4.15	4.07	3.95
Total earning assets	3.83	3.78	3.75	3.70	3.60
Liabilities
Deposits:
Demand deposits - noninterest-bearing	—	—	—	—	—
Demand deposits - interest-bearing	0.26	0.23	0.20	0.15	0.11
Total demand deposits	0.12	0.10	0.09	0.07	0.04
Money market deposits	0.40	0.36	0.31	0.26	0.24
Savings and other domestic deposits	0.20	0.20	0.21	0.22	0.25
Core certificates of deposit	0.75	0.73	0.56	0.39	0.29
Total interest-bearing core deposits	0.32	0.30	0.26	0.22	0.20
Other domestic deposits of $250,000 or more	0.54	0.61	0.49	0.45	0.39
Brokered deposits and negotiable CDs	1.21	1.16	0.95	0.72	0.48
Deposits in foreign offices	—	—	—	—	0.13
Total interest-bearing deposits	0.37	0.35	0.31	0.26	0.23
Short-term borrowings	1.15	0.95	0.78	0.63	0.36
Long-term debt	2.73	2.65	2.49	2.33	2.19
Total interest-bearing liabilities	0.73	0.68	0.61	0.54	0.48
Net interest rate spread	3.10	3.10	3.14	3.16	3.12
Impact of noninterest-bearing funds on margin	0.20	0.19	0.17	0.14	0.13
Net interest margin	3.30%	3.29%	3.31%	3.30%	3.25%
Commercial Loan Derivative Impact
(Unaudited)

	Average Rates
	2017	2017	2017	2017	2016
Fully-taxable equivalent basis(1)	Fourth	Third	Second	First	Fourth
Commercial loans(2)(3)	4.16%	4.10%	4.06%	3.93%	3.76%
Impact of commercial loan derivatives	(0.01)	(0.03)	(0.02)	—	0.02
Total commercial - as reported	4.15%	4.07%	4.04%	3.93%	3.78%

Average 30 day LIBOR	1.33%	1.23%	1.06%	0.80%	0.59%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 10 for the FTE adjustment.

(2)	Yield/rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(3)	Includes nonaccrual loans.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data(1)
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions, except share amounts)	2017	2017	2017	2017	2016
Interest income	$894	$873	$846	$820	$815
Interest expense	124	115	101	91	80
Net interest income	770	758	745	729	735
Provision for credit losses	65	43	25	68	75
Net interest income after provision for credit losses	705	715	720	661	660
Service charges on deposit accounts	91	91	88	83	92
Cards and payment processing income	53	54	52	47	49
Trust and investment management services	41	39	37	39	39
Mortgage banking income	33	34	32	32	38
Insurance income	21	18	22	20	21
Capital markets fees	23	22	17	14	19
Bank owned life insurance income	18	16	15	18	17
Gain on sale of loans	17	14	12	13	25
Securities gains (losses)	(4)	—	—	—	(2)
Other income	47	42	50	46	36
Total noninterest income	340	330	325	312	334
Personnel costs	373	377	392	382	360
Outside data processing and other services	71	80	75	87	89
Net occupancy	36	55	53	68	49
Equipment	36	45	43	47	60
Deposit and other insurance expense	19	19	20	20	16
Professional services	18	15	18	18	23
Marketing	10	17	19	14	21
Amortization of intangibles	14	14	14	14	14
Other expense	56	58	60	57	49
Total noninterest expense	633	680	694	707	681
Income before income taxes	412	365	351	266	313
Provision for income taxes	(20)	90	79	59	74
Net income	432	275	272	207	239
Dividends on preferred shares	19	19	19	19	19
Net income applicable to common shares	$413	$256	$253	$188	$220

Average common shares - basic (000)	1,077,397	1,086,038	1,088,934	1,086,374	1,085,253
Average common shares - diluted	1,130,117	1,106,491	1,108,527	1,108,617	1,104,358

Per common share
Net income - basic	$0.38	$0.24	$0.23	$0.17	$0.20
Net income - diluted	0.37	0.23	0.23	0.17	0.20
Cash dividends declared	0.11	0.08	0.08	0.08	0.08

Revenue - fully-taxable equivalent (FTE)
Net interest income	$770	$758	$745	$729	$735
FTE adjustment	12	13	12	13	13
Net interest income(2)	782	771	757	742	748
Noninterest income	340	330	325	312	334
Total revenue(2)	$1,122	$1,101	$1,082	$1,054	$1,082

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)
`

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	Percent Changes vs.
(dollar amounts in millions)	2017	2017	2017	2017	2016	3Q17	4Q16
Net origination and secondary marketing income	$24	$25	$24	$22	$22	(4)%	9%
Net mortgage servicing income
Loan servicing income	13	13	13	13	13	—	—
Amortization of capitalized servicing	(8)	(7)	(7)	(7)	(8)	14	—
Operating income	5	6	6	6	5	(17)	—
MSR valuation adjustment (1)	2	—	(3)	2	25	100	(92)
Gains (losses) due to MSR hedging	(1)	—	2	(1)	(17)	100	(94)
Net MSR risk management	1	—	(1)	1	8	100	(88)
Total net mortgage servicing income	$6	$6	$5	$7	$13	—%	(54)%
All other	3	3	3	3	3	—	—
Mortgage banking income	$33	$34	$32	$32	$38	(3)%	(13)%

Mortgage origination volume	$1,784	$1,828	$1,756	$1,266	$1,542	(2)%	16%
Mortgage origination volume for sale	1,006	1,095	1,018	793	1,064	(8)	(5)

Third party mortgage loans serviced (2)	19,989	19,552	19,111	19,051	18,852	2	6
Mortgage servicing rights (2)	202	195	189	191	186	4	9
MSR % of investor servicing portfolio (2)	1.01%	1.00%	0.99%	1.00%	0.99%	1%	2%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2017	2017	2017	2017	2016
Allowance for loan and lease losses, beginning of period	$675	$668	$673	$638	$617
Loan and lease losses	(60)	(65)	(57)	(70)	(65)
Recoveries of loans previously charged off	19	22	21	31	21
Net loan and lease losses	(41)	(43)	(36)	(39)	(44)
Provision for loan and lease losses	57	50	31	74	65
Allowance of assets sold or transferred to loans held for sale	—	—	—	—	—
Allowance for loan and lease losses, end of period	691	675	668	673	638
Allowance for unfunded loan commitments and letters of credit, beginning of period	79	85	92	98	88
Provision for (reduction in) unfunded loan commitments and letters of credit losses	8	(6)	(7)	(6)	10
Fair value of acquired AULC	—	—	—	—	—
Allowance for unfunded loan commitments and letters of credit, end of period	87	79	85	92	98
Total allowance for credit losses, end of period	$778	$754	$753	$765	$736
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	0.99%	0.98%	0.98%	1.00%	0.95%
Nonaccrual loans and leases (NALs)	198	200	183	168	151
Nonperforming assets (NPAs)	178	175	161	147	133
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.11%	1.10%	1.11%	1.14%	1.10%
Nonaccrual loans and leases	223	223	207	190	174
Nonperforming assets	200	195	181	167	153

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2017	2017	2017	2017	2016
Net charge-offs (recoveries) by loan and lease type:

Total loans
Commercial:
Commercial and industrial	$8	$13	$13	$8	$16
Commercial real estate:
Construction	(1)	(1)	—	(3)	(2)
Commercial	—	(3)	(4)	1	(4)
Commercial real estate	(1)	(4)	(4)	(2)	(6)
Total commercial	7	9	9	6	10
Consumer:
Automobile	12	9	9	12	13
Home equity	1	1	1	2	2
Residential mortgage	—	2	1	3	2
RV and marine finance	2	4	2	2	2
Other consumer	19	18	14	14	15
Total consumer	34	34	27	33	34
Total net charge-offs	$41	$43	$36	$39	$44

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2017	2017	2017	2017	2016
Net charge-offs (recoveries)—annualized percentages:
Commercial:
Commercial and industrial	0.10%	0.19%	0.18%	0.12%	0.23%
Commercial real estate:
Construction	(0.14)	(0.30)	0.03	(0.96)	(0.38)
Commercial	(0.02)	(0.21)	(0.24)	0.06	(0.29)
Commercial real estate	(0.04)	(0.22)	(0.20)	(0.12)	(0.30)
Total commercial	0.07	0.11	0.11	0.07	0.12
Consumer:
Automobile	0.39	0.33	0.29	0.45	0.48
Home equity	0.01	0.06	0.05	0.07	0.06
Residential mortgage	0.04	0.10	0.05	0.13	0.09
RV and marine finance	0.46	0.59	0.37	0.50	0.47
Other consumer	6.99	6.51	5.81	6.33	6.14
Total consumer	0.40	0.40	0.33	0.42	0.42
Net charge-offs as a % of average loans	0.24%	0.25%	0.21%	0.24%	0.26%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2017	2017	2017	2017	2016
Nonaccrual loans and leases (NALs):
Commercial and industrial	$161	$170	$195	$232	$234
Commercial real estate	29	18	17	14	20
Automobile	6	4	4	5	6
Residential mortgage	84	75	80	81	91
RV and marine finance	1	—	—	—	—
Home equity	68	71	68	69	72
Other consumer	—	—	—	—	—
Total nonaccrual loans and leases	349	338	364	401	423
Other real estate:
Residential	24	26	27	32	31
Commercial	9	16	17	18	20
Total other real estate	33	42	44	50	51
Other NPAs (1)	7	7	7	7	7
Total nonperforming assets	$389	$387	$415	$458	$481

Nonaccrual loans and leases as a % of total loans and leases	0.50%	0.49%	0.54%	0.60%	0.63%
NPA ratio (2)	0.55	0.56	0.61	0.68	0.72
(NPA+90days)/(Loan+OREO) (3)	0.72	0.74	0.81	0.87	0.91

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2017	2017	2017	2017	2016
Nonperforming assets, beginning of period	$387	$415	$458	$481	$476
New nonperforming assets	116	85	89	125	150
Returns to accruing status	(25)	(38)	(33)	(22)	(13)
Loan and lease losses	(21)	(23)	(17)	(34)	(37)
Payments	(54)	(44)	(71)	(83)	(33)
Sales and held-for-sale transfers	(14)	(8)	(11)	(9)	(62)
Nonperforming assets, end of period	$389	$387	$415	$458	$481

(1)	Other nonperforming assets includes certain impaired investment securities.

(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(3)	The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2017	2017	2017	2017	2016
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$9	$14	$22	$15	$18
Commercial real estate	3	10	17	15	17
Automobile	7	10	9	8	10
Residential mortgage (excluding loans guaranteed by the U.S. Government)	21	14	17	16	15
RV and marine finance	1	2	2	2	1
Home equity	18	16	18	15	12
Other consumer	5	4	3	4	4
Total, excl. loans guaranteed by the U.S. Government	64	70	88	75	77
Add: loans guaranteed by U.S. Government	51	49	48	53	52
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$115	$119	$136	$128	$129

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.09%	0.10%	0.13%	0.11%	0.12%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.07	0.07	0.07	0.08	0.08
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.16	0.17	0.20	0.19	0.19

Accruing troubled debt restructured loans:
Commercial and industrial	$300	$268	$270	$223	$210
Commercial real estate	78	80	75	81	77
Automobile	30	29	28	28	26
Home equity	265	265	269	271	270
Residential mortgage	224	235	238	239	243
RV and marine finance	1	1	1	1	—
Other consumer	8	7	4	4	4
Total accruing troubled debt restructured loans	$906	$885	$885	$847	$830

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$82	$96	$90	$89	$107
Commercial real estate	15	4	4	4	5
Automobile	4	4	4	5	5
Home equity	28	31	29	29	28
Residential mortgage	55	51	56	60	59
RV and marine finance	—	—	—	—	—
Other consumer	—	—	—	—	—
Total nonaccruing troubled debt restructured loans	$184	$186	$183	$187	$204

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2017	2017	2017	2017	2016
Common equity tier 1 risk-based capital ratio:(1)
Total shareholders’ equity	$10,814	$10,699	$10,654	$10,437	$10,308
Regulatory capital adjustments:
Shareholders’ preferred equity	(1,076)	(1,076)	(1,076)	(1,076)	(1,076)
Accumulated other comprehensive income offset	435	370	350	391	401
Goodwill and other intangibles, net of related taxes	(2,200)	(2,150)	(2,161)	(2,174)	(2,126)
Deferred tax assets that arise from tax loss and credit carryforwards	(26)	(26)	(27)	(28)	(21)
Common equity tier 1 capital	7,947	7,817	7,740	7,550	7,486
Additional tier 1 capital
Shareholders’ preferred equity	1,076	1,076	1,076	1,076	1,076
Other	(7)	(7)	(7)	(7)	(15)
Tier 1 capital	9,016	8,886	8,809	8,619	8,547
Long-term debt and other tier 2 qualifying instruments	824	885	887	899	932
Qualifying allowance for loan and lease losses	778	754	753	764	736
Tier 2 capital	1,602	1,639	1,640	1,663	1,668
Total risk-based capital	$10,618	$10,525	$10,449	$10,282	$10,215
Risk-weighted assets (RWA)(1)	$80,382	$78,631	$78,366	$77,559	$78,263
Common equity tier 1 risk-based capital ratio(1)	9.89%	9.94%	9.88%	9.74%	9.56%
Other regulatory capital data:
Tier 1 leverage ratio(1)	8.99	8.96	8.98	8.76	8.70
Tier 1 risk-based capital ratio(1)	11.22	11.30	11.24	11.11	10.92
Total risk-based capital ratio(1)	13.21	13.39	13.33	13.26	13.05
Non-regulatory capital data:
Tangible common equity / RWA ratio(1)	9.30	9.41	9.37	9.18	8.92

(1)	December 31, 2017, figures are estimated.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	December 31,	September 30,	June 30,	March 31,	December 31,
	2017	2017	2017	2017	2016
Common stock price, per share
High(1)	$14.930	$14.050	$13.785	$14.740	$13.640
Low(1)	13.040	12.140	12.225	12.370	9.570
Close	14.560	13.960	13.520	13.390	13.220
Average closing price	13.470	13.152	12.949	13.663	11.627
Dividends, per share
Cash dividends declared per common share	$0.11	$0.08	$0.08	$0.08	$0.08
Common shares outstanding (000)
Average - basic	1,077,397	1,086,038	1,088,934	1,086,374	1,085,253
Average - diluted	1,130,117	1,106,491	1,108,527	1,108,617	1,104,358
Ending	1,072,027	1,080,946	1,090,016	1,087,120	1,085,689
Tangible book value per common share(2)	$6.97	$6.85	$6.74	$6.55	$6.43
Common share repurchases (000)
Number of shares repurchased	9,785	9,645	—	—	—
Non-regulatory capital

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2017	2017	2017	2017	2016
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$10,814	$10,699	$10,654	$10,437	$10,308
Less: goodwill	(1,993)	(1,993)	(1,993)	(1,993)	(1,993)
Less: other intangible assets	(346)	(360)	(374)	(388)	(402)
Add: related deferred tax liability(2)	73	126	131	136	141
Total tangible equity	8,548	8,472	8,418	8,192	8,054
Less: preferred equity	(1,071)	(1,071)	(1,071)	(1,071)	(1,071)
Total tangible common equity	$7,477	$7,401	$7,347	$7,121	$6,983
Total assets	$104,185	$101,988	$101,407	$100,046	$99,714
Less: goodwill	(1,993)	(1,993)	(1,993)	(1,993)	(1,993)
Less: other intangible assets	(346)	(360)	(374)	(388)	(402)
Add: related deferred tax liability(2)	73	126	131	136	141
Total tangible assets	$101,919	$99,761	$99,171	$97,801	$97,460
Tangible equity / tangible asset ratio	8.39%	8.49%	8.49%	8.38%	8.26%
Tangible common equity / tangible asset ratio	7.34	7.42	7.41	7.28	7.16
Other data:
Number of employees (Average full-time equivalent)	15,375	15,508	15,877	16,331	15,993
Number of domestic full-service branches(3)	966	958	996	996	1,115
ATM Count	1,848	1,860	1,860	1,855	1,891

(1)	High and low stock prices are intra-day quotes obtained from Bloomberg.

(2)	Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate at December 31, 2017 and a 35% tax rate for periods prior to December 31, 2017.

(3)	Includes Regional Banking and The Huntington Private Client Group offices.

Huntington Bancshares Incorporated
Consolidated Annual Average Balance Sheets
(Unaudited)

	Annual Average Balances (2)
		Change from 2016			Change from 2015
(dollar amounts in millions)	2017	Amount	Percent	2016	Amount	Percent	2015
Assets
Interest-bearing deposits in banks	$99	$(1)	(1)%	$100	$10	11%	$90
Securities:
Trading account securities	102	35	52	67	21	46	46
Available-for-sale and other securities:
Taxable	12,487	3,209	35	9,278	1,279	16	7,999
Tax-exempt	3,181	465	17	2,716	641	31	2,075
Total available-for-sale and other securities	15,668	3,674	31	11,994	1,920	19	10,074
Held-to-maturity securities - taxable	8,108	2,415	42	5,693	2,180	62	3,513
Total securities	23,878	6,124	34	17,754	4,121	30	13,633
Loans held for sale	555	(499)	(47)	1,054	400	61	654
Loans and leases:(1)
Commercial:
Commercial and industrial	27,749	4,065	17	23,684	3,950	20	19,734
Commercial real estate:
Construction	1,198	110	10	1,088	71	7	1,017
Commercial	6,010	1,091	22	4,919	709	17	4,210
Commercial real estate	7,208	1,201	20	6,007	780	15	5,227
Total commercial	34,957	5,266	18	29,691	4,730	19	24,961
Consumer:
Automobile	11,519	979	9	10,540	1,780	20	8,760
Home equity	9,994	936	10	9,058	564	7	8,494
Residential mortgage	8,245	1,515	23	6,730	780	13	5,950
RV and marine finance	2,155	1,462	211	693	693	100	—
Other consumer	1,021	279	38	742	261	54	481
Total consumer	32,934	5,171	19	27,763	4,078	17	23,685
Total loans and leases	67,891	10,437	18	57,454	8,808	18	48,646
Allowance for loan and lease losses	(667)	(53)	(9)	(614)	(8)	(1)	(606)
Net loans and leases	67,224	10,384	18	56,840	8,800	18	48,040
Total earning assets	92,423	16,061	21	76,362	13,339	21	63,023
Cash and due from banks	1,453	233	19	1,220	(3)	—	1,223
Intangible assets	2,366	1,007	74	1,359	656	93	703
All other assets	5,446	719	15	4,727	510	12	4,217
Total assets	$101,021	$17,967	22%	$83,054	$14,494	21%	$68,560
Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$21,699	$2,654	14%	$19,045	$2,703	17%	$16,342
Demand deposits - interest-bearing	17,580	6,595	60	10,985	4,412	67	6,573
Total demand deposits	39,279	9,249	31	30,030	7,115	31	22,915
Money market deposits	19,735	666	3	19,069	(314)	(2)	19,383
Savings and other domestic deposits	11,697	3,716	47	7,981	2,761	53	5,220
Core certificates of deposit	2,119	(181)	(8)	2,300	(303)	(12)	2,603
Total core deposits	72,830	13,450	23	59,380	9,259	18	50,121
Other domestic deposits of $250,000 or more	445	37	9	408	152	59	256
Brokered deposits and negotiable CDs	3,675	176	5	3,499	746	27	2,753
Deposits in foreign offices	—	(204)	(100)	204	(298)	(59)	502
Total deposits	76,950	13,459	21	63,491	9,859	18	53,632
Short-term borrowings	2,923	1,393	91	1,530	184	14	1,346
Long-term debt	8,862	814	10	8,048	2,463	44	5,585
Total interest-bearing liabilities	67,036	13,012	24	54,024	9,803	22	44,221
All other liabilities	1,675	81	5	1,594	133	9	1,461
Shareholders’ equity	10,611	2,220	26	8,391	1,855	28	6,536
Total liabilities and shareholders’ equity	$101,021	$17,967	22%	$83,054	$14,494	21%	$68,560

(1)	Includes nonaccrual loans

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Annual Net Interest Margin - Interest Income / Expense(1)(2)
(Unaudited)

	Annual Interest Income / Expense
(dollar amounts in millions)	2017	2016	2015
Assets
Interest-bearing deposits in banks	$2	$—	$—
Securities:
Trading account securities	—	—	—
Available-for-sale and other securities:
Taxable	303	222	202
Tax-exempt	118	91	65
Total available-for-sale and other securities	421	313	267
Held-to-maturity securities - taxable	193	138	87
Total securities	614	451	354
Loans held for sale	21	35	24
Loans and leases:
Commercial:
Commercial and industrial	1,142	879	700
Commercial real estate:
Construction	52	40	37
Commercial	240	176	147
Commercial real estate	292	216	184
Total commercial	1,434	1,095	884
Consumer:
Automobile	412	351	282
Home equity	463	381	340
Residential mortgage	301	244	221
RV and marine finance	118	39	—
Other consumer	118	79	42
Total consumer	1,412	1,094	885
Total loans and leases	2,846	2,189	1,769
Total earning assets	$3,483	$2,675	$2,147
Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—	$—
Demand deposits - interest-bearing	38	11	4
Total demand deposits	38	11	4
Money market deposits	66	46	43
Savings and other domestic deposits	24	15	7
Core certificates of deposit	13	13	21
Total core deposits	141	85	75
Other domestic deposits of $250,000 or more	2	2	1
Brokered deposits and negotiable CDs	37	15	5
Deposits in foreign offices	—	—	1
Total deposits	180	102	82
Short-term borrowings	25	5	2
Long-term debt	226	156	80
Total interest-bearing liabilities	431	263	164
Net interest income	$3,052	$2,412	$1,983

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 24 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Annual Net Interest Margin - Yield
(Unaudited)

	Annual Average Rates(2)
Fully-taxable equivalent basis(1)	2017	2016	2015
Assets
Interest-bearing deposits in banks	1.56%	0.44%	0.10%
Securities:
Trading account securities	0.18	0.42	1.06
Available-for-sale and other securities:
Taxable	2.43	2.39	2.53
Tax-exempt	3.71	3.35	3.11
Total available-for-sale and other securities	2.69	2.61	2.65
Held-to-maturity securities - taxable	2.38	2.43	2.47
Total securities	2.57	2.54	2.60
Loans held for sale	3.75	3.27	3.64
Loans and leases:(3)
Commercial:
Commercial and industrial	4.12	3.71	3.55
Commercial real estate:
Construction	4.36	3.72	3.63
Commercial	4.00	3.57	3.48
Commercial real estate	4.06	3.60	3.51
Total commercial	4.11	3.69	3.54
Consumer:
Automobile	3.58	3.32	3.22
Home equity	4.63	4.21	4.01
Residential mortgage	3.65	3.63	3.71
RV and marine finance	5.46	5.67	—
Other consumer	11.53	10.62	8.71
Total consumer	4.28	3.94	3.74
Total loans and leases	4.19	3.81	3.64
Total earning assets	3.77	3.50	3.41
Liabilities
Deposits:
Demand deposits - noninterest-bearing	—	—	—
Demand deposits - interest-bearing	0.21	0.10	0.07
Total demand deposit	0.10	0.04	0.02
Money market deposits	0.33	0.24	0.22
Savings and other domestic deposits	0.21	0.19	0.14
Core certificates of deposit	0.60	0.56	0.79
Total core deposits	0.27	0.21	0.22
Other domestic deposits of $250,000 or more	0.52	0.40	0.42
Brokered deposits and negotiable CDs	1.00	0.43	0.17
Deposits in foreign offices	—	0.13	0.13
Total deposits	0.33	0.23	0.22
Short-term borrowings	0.86	0.34	0.12
Long-term debt	2.56	1.93	1.43
Total interest bearing liabilities	0.64	0.48	0.37
Net interest rate spread	3.13	3.02	3.04
Impact of noninterest-bearing funds on margin	0.17	0.14	0.11
Net interest margin	3.30%	3.16%	3.15%

Commercial Loan Derivative Impact
(Unaudited)

	Annual Average Rates
Fully-taxable equivalent basis(1)	2017	2016	2015
Commercial loans(2)(3)	4.06%	3.63%	3.34%
Impact of commercial loan derivatives	0.05	0.06	0.20
Total commercial - as reported	4.11%	3.69%	3.54%

Average 30 day LIBOR	1.11%	0.49%	0.20%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 24 for the FTE adjustment.

(2)	Yield/rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(3)	Includes the impact of nonacrrual loans.

Huntington Bancshares Incorporated
Selected Annual Income Statement Data(1)
(Unaudited)

	Year Ended December 31,
		Change			Change
(dollar amounts in millions, except per share amounts)	2017	Amount	Percent	2016	Amount	Percent	2015
Interest income	$3,433	$801	30%	$2,632	$517	24%	$2,115
Interest expense	431	168	64	263	99	60	164
Net interest income	3,002	633	27	2,369	418	21	1,951
Provision for credit losses	201	10	5	191	91	91	100
Net interest income after provision for credit losses	2,801	623	29	2,178	327	18	1,851
Service charges on deposit accounts	353	29	9	324	44	16	280
Cards and payment processing income	206	37	22	169	26	18	143
Trust and investment management services	156	33	27	123	7	6	116
Mortgage banking income	131	3	2	128	16	14	112
Insurance income	81	(3)	(4)	84	3	4	81
Capital markets fees	76	16	27	60	6	11	54
Bank owned life insurance income	67	9	16	58	6	12	52
Gain on sale of loans	56	9	19	47	14	42	33
Securities gains (losses)	(4)	(4)	(100)	—	(1)	(100)	1
Other income	185	28	18	157	(10)	(6)	167
Total noninterest income	1,307	157	14	1,150	111	11	1,039
Personnel costs	1,524	175	13	1,349	227	20	1,122
Outside data processing and other services	313	8	3	305	74	32	231
Net occupancy	212	59	39	153	31	25	122
Equipment	171	6	4	165	40	32	125
Deposit and other insurance expense	78	24	44	54	9	20	45
Professional services	69	(36)	(34)	105	55	110	50
Marketing	60	(3)	(5)	63	11	21	52
Amortization of intangibles	56	26	87	30	2	7	28
Other expense	231	47	26	184	(17)	(8)	201
Total noninterest expense	2,714	306	13	2,408	432	22	1,976
Income before income taxes	1,394	474	52	920	6	1	914
Provision for income taxes	208	—	—	208	(13)	(6)	221
Net income	1,186	474	67	712	19	3	693
Dividends on preferred shares	76	11	17	65	33	103	32
Net income applicable to common shares	$1,110	$463	72%	$647	$(14)	(2)%	$661
Average common shares - basic (000)	1,084,686	180,248	20%	904,438	101,026	13%	803,412
Average common shares - diluted	1,136,186	217,396	24	918,790	101,661	12	817,129
Per common share
Net income - basic	$1.02	$0.30	42	$0.72	$(0.10)	(12)	$0.82
Net income - diluted	1.00	0.30	43	0.70	(0.11)	(14)	0.81
Cash dividends declared	0.35	0.06	21	0.29	0.04	16	0.25
Revenue - fully taxable equivalent (FTE)
Net interest income	$3,002	$633	27	$2,369	$418	21	$1,951
FTE adjustment	50	7	16	43	11	34	32
Net interest income (2)	3,052	640	27	2,412	429	22	1,983
Noninterest income	1,307	157	14	1,150	111	11	1,039
Total revenue (2)	$4,359	$797	22%	$3,562	$540	18%	$3,022

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated
Annual Mortgage Banking Income
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions)	2017	2016	2015	2014	2013
Net origination and secondary marketing income	$95	$100	$91	$57	$85
Net mortgage servicing income
Loan servicing income	52	46	43	41	44
Amortization of capitalized servicing	(29)	(28)	(27)	(24)	(29)
Operating income	23	18	16	17	15
MSR valuation adjustment (1)	1	1	(4)	(11)	36
Gains (losses) due to MSR hedging	—	(1)	(2)	7	(25)
Net MSR risk management	1	—	(6)	(4)	11
Total net mortgage servicing income	$24	$18	$10	$13	$26
All other	12	10	11	15	16
Mortgage banking income	$131	$128	$112	$85	$127

Mortgage origination volume	$6,634	$5,822	$4,705	$3,558	$4,418
Mortgage origination volume for sale	3,912	3,822	3,237	2,366	2,793

Third party mortgage loans serviced (2)	19,989	18,852	16,168	15,637	15,239
Mortgage servicing rights (2)	202	186	161	156	162
MSR % of investor servicing portfolio	1.01%	0.99%	0.99%	1.00%	1.07%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Annual Credit Reserves Analysis
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions)	2017	2016	2015	2014	2013
Allowance for loan and lease losses, beginning of period	$638	$598	$605	$648	$769
Loan and lease losses	(252)	(227)	(218)	(247)	(307)
Recoveries of loans previously charged off	93	118	130	122	118
Net loan and lease losses	(159)	(109)	(88)	(125)	(189)
Provision for loan and lease losses	212	169	89	83	68
Allowance of assets sold or transferred to loans held for sale	—	(20)	(8)	(1)	—
Allowance for loan and lease losses, end of period	691	638	598	605	648

Allowance for unfunded loan commitments and letters of credit, beginning of period	98	72	61	63	41
Provision for (reduction in) unfunded loan commitments and letters of credit losses	(11)	22	11	(2)	22
Fair value of acquired AULC	—	4	—	—	—
Allowance for unfunded loan commitments and letters of credit, end of period	87	98	72	61	63
Total allowance for credit losses	$778	$736	$670	$666	$711

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	0.99%	0.95%	1.19%	1.27%	1.50%
Nonaccrual loans and leases (NALs)	198	151	161	202	201
Nonperforming assets (NPAs)	178	133	150	179	184

Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.11%	1.10%	1.33%	1.40%	1.65%
Nonaccrual loans and leases (NALs)	223	174	180	222	221
Nonperforming assets (NPAs)	200	153	168	197	202

Huntington Bancshares Incorporated
Annual Net Charge-Off Analysis
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions)	2017	2016	2015	2014	2013
Total Loans
Commercial:
Commercial and industrial	$42	$45	$28	$32	$16
Commercial real estate:
Construction	(5)	(2)	(1)	2	7
Commercial	(6)	(24)	(15)	(11)	19
Commercial real estate	(11)	(26)	(16)	(9)	26
Total commercial	31	19	12	23	42
Consumer:
Automobile	42	32	20	17	11
Home equity	5	9	20	37	82
Residential mortgage	6	6	10	20	27
RV and marine finance	10	2	—	—	—
Other consumer	65	41	26	28	27
Total consumer	128	90	76	102	147
Total net charge-offs	$159	$109	$88	$125	$189

Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.15%	0.19%	0.14%	0.18%	0.10%
Commercial real estate:
Construction	(0.36)	(0.19)	(0.08)	0.16	1.10
Commercial	(0.10)	(0.49)	(0.37)	(0.25)	0.42
Commercial real estate	(0.15)	(0.44)	(0.32)	(0.19)	0.49
Total commercial	0.09	0.06	0.05	0.10	0.19
Consumer:
Automobile	0.36	0.30	0.23	0.23	0.19
Home equity	0.05	0.10	0.23	0.44	0.99
Residential mortgage	0.08	0.09	0.17	0.35	0.52
RV and marine finance	0.48	0.33	—	—	—
Other consumer	6.36	5.53	5.44	6.99	6.30
Total consumer	0.39	0.32	0.32	0.46	0.75
Net charge-offs as a % of average loans	0.23%	0.19%	0.18%	0.27%	0.45%

Huntington Bancshares Incorporated
Annual Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	December 31,
(dollar amounts in millions)	2017	2016	2015	2014	2013
Nonaccrual loans and leases (NALs):
Commercial and industrial	$161	$234	$175	$72	$57
Commercial real estate	29	20	29	48	73
Automobile	6	6	7	5	6
Residential mortgage	84	91	95	96	120
RV and marine	1
Home equity	68	72	66	79	66
Other consumer	—	—	—	—	—
Total nonaccrual loans and leases	349	423	372	300	322
Other real estate, net:
Residential	24	31	24	29	23
Commercial	9	20	3	6	4
Total other real estate, net	33	51	27	35	27
Other NPAs (1)	7	7	—	3	3
Total nonperforming assets	$389	$481	$399	$338	$352

Nonaccrual loans and leases as a % of total loans and leases	0.50%	0.63%	0.74%	0.63%	0.75%
NPA ratio (2)	0.55	0.72	0.79	0.71	0.82

	December 31,
(dollar amounts in millions)	2017	2016	2015	2014	2013
Nonperforming assets, beginning of period	$481	$399	$338	$352	$446
New nonperforming assets	415	633	569	431	466
Returns to accruing status	(118)	(127)	(101)	(77)	(82)
Loan and lease losses	(95)	(135)	(150)	(175)	(213)
Payments	(252)	(211)	(212)	(159)	(231)
Sales and transfers to held-for-sale	(42)	(79)	(45)	(34)	(34)
Other	—	—	—	—	—
Nonperforming assets, end of period	$389	$481	$399	$338	$352

(1)	Other nonperforming assets represent an investment security backed by a municipal bond.

(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

Huntington Bancshares Incorporated
Annual Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	December 31,
(dollar amounts in millions)	2017	2016	2015	2014	2013
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$9	$18	$9	$5	$15
Commercial real estate	3	17	10	19	39
Automobile	7	10	7	5	5
Residential mortgage (excluding loans guaranteed by the U.S. Government)	21	15	14	33	2
RV and marine finance	1	1	—	—	—
Home equity	18	12	9	12	14
Other consumer	5	4	1	1	1
Total, excl. loans guaranteed by the U.S. Government	64	77	50	75	76
Add: loans guaranteed by U.S. Government	51	52	56	55	88
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$115	$129	$106	$130	$164
Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.09%	0.12%	0.10%	0.16%	0.18%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.07	0.08	0.11	0.12	0.20
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.16	0.19	0.21	0.27	0.38
Accruing troubled debt restructured loans:
Commercial and industrial	$300	$210	$236	$117	$84
Commercial real estate	78	77	115	177	205
Automobile	30	26	25	26	31
Home equity	265	270	199	252	188
Residential mortgage	224	243	265	265	305
RV and marine finance	1	—	—	—	—
Other consumer	8	4	4	4	1
Total accruing troubled debt restructured loans	$906	$830	$844	$841	$814
Nonaccruing troubled debt restructured loans:
Commercial and industrial	$82	$107	$57	$21	$7
Commercial real estate	15	5	17	25	24
Automobile	4	5	6	5	6
Home equity	28	28	21	27	21
Residential mortgage	55	59	72	69	83
RV and marine finance	—	—	—	—	—
Other consumer	—	—	—	—	—
Total nonaccruing troubled debt restructured loans	$184	$204	$173	$147	$141